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USAA PRECIOUS METALS AND MINERALS FUND SHARES,
PRECIOUS METALS AND MINERALS FUND ADVISER SHARES,
AND PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES
SUPPLEMENT DATED JULY 18, 2011
                 TO THE FUND’S PROSPECTUS
                DATED OCTOBER 1, 2010

The following table replaces the current performance table found in the Fund’s prospectus.

	AVERAGE ANNUAL TOTAL RETURNS
	For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Precious Metals and Minerals Fund Shares
Before Taxes	39.92%	25.66%	30.80%
After Taxes on Distributions	37.46%	23.77%	29.35%
After Taxes on Distributions
and Sale of Fund Shares	28.29%	22.05%	27.92%

				Inception Date
	1 Year			08/01/08
Precious Metals and Minerals Fund Institutional Shares
Before Taxes	40.37%			26.71%

				Inception Date
				08/01/10
Precious Metals and Minerals Fund Adviser Shares
Before Taxes				30.28%

				Institutional
				Shares
				Inception Date
	1 Year	5 Years	10 Years	8/1/2008*
Indexes
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%	2.02%
Philadelphia Gold & Silver Index (reflects no deduction for fees, expenses, or taxes)

	35.94%	13.17%	17.39%	13.93%
NYSE Arca Gold Miners (GDM) Index** (reflects no deduction for fees, expenses, or taxes)	34.75%	14.61%	23.45%	16.30%
Lipper Precious Metals Funds Index (reflects no deduction for taxes)
	45.11%	21.31%	25.76%	22.73%

* The average annual total return for the S&P 500 Index, Philadelphia Gold & Silver Index, GDM Index, and Lipper Precious Metals Funds Index from August 1, 2010 - the inception date of the Adviser Shares - through December 31, 2010, was 15.19%, 34.19%, 28.32%, and 33.92%, respectively.

** As of July 15, 2011, the NYSE Arca Gold Miners Index replaces the Philadelphia Gold & Silver Index as it more closely represents the securities held in the Fund.

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